POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of RiverPark Commercial Real Estate Fund (the “Trust”), a Delaware statutory trust, hereby appoints Morty Schaja with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of August 2016.

/s/ Richard Browne
Richard Browne, Trustee

Witness	/s/ Allison H. Janell
Print Name:	Allison H. Janell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of RiverPark Commercial Real Estate Fund (the “Trust”), a Delaware statutory trust, hereby appoints Morty Schaja with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of August 2016.

/s/ Michael Cohen
Michael Cohen, Trustee

Witness	/s/ Allison H. Janell
Print Name:	Allison H. Janell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of RiverPark Commercial Real Estate Fund (the “Trust”), a Delaware statutory trust, hereby appoints Morty Schaja with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of August 2016.

/s/ Ira Balsam
Ira Balsam, Trustee

Witness	/s/ Allison H. Janell
Print Name:	Allison H. Janell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of RiverPark Commercial Real Estate Fund (the “Trust”), a Delaware statutory trust, hereby appoints Morty Schaja with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of August 2016.

/s/ Mitchell Rubin
Mitchell Rubin, Trustee

Witness	/s/ Allison H. Janell
Print Name:	Allison H. Janell